Exhibit 10.2

SECOND AMENDMENT

          SECOND AMENDMENT (this “Second Amendment”), dated as of June 18, 2003, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Company”), the Designated Subsidiary Borrowers (as defined in the Credit Agreement referred to below), the lending institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”).  Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

W I T N E S S E T H:

          WHEREAS, the Company, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of June 19, 2002 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”);

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

          NOW, THEREFORE, it is agreed;

Amendments to the Credit Agreement

Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.17 at the end thereof:

          “1.17     Increase in the Total Commitment.  (a)  On the Second Amendment Effective Date the Total Commitment shall increase from $600,000,000 to $700,000,000 with each Lender’s Commitment in connection therewith to be as set forth on Annex I hereto and each Lender’s address to be as set forth on Annex II hereto.  Each Borrower that has Revolving Loans outstanding on the Second Amendment Effective Date shall, in coordination with, and as instructed by, the Administrative Agent, repay outstanding Revolving Loans of certain of the Lenders and incur additional Revolving Loans from certain other Lenders (including any Lender who has become a Lender as of the Second Amendment Effective Date), in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Commitments (after giving effect to any increase in the Total Commitment pursuant to this section 1.17) and with each applicable Borrower being obligated to pay to the respective Lenders any costs of the type referred to in Section 1.12 in connection with any such repayment and/or Borrowing.”

Section 2 of the Credit Agreement is hereby amended by inserting the following new Section 2.09 at the end thereof:

          “2.09  Original Letters of Credit.  (a)     Each Letter of Credit outstanding as of the Second Amendment Effective Date is listed on Annex VI hereto (each such Letter of Credit an “Original Letter of Credit”).  As soon as possible following the Second Amendment Effective Date, each Original Letter of Credit shall be amended to replace each Lender on such Original Letter of Credit (each such Lender an “Original Lender”) with each Lender party to this Agreement at the time of such amendment in accordance with each such Lender’s Percentage.  Until an Original Letter of Credit has been amended in accordance with this Section 2.09, each Original Lender shall be deemed to have sold and transferred to each Lender, and each such Lender (each, a “Participant”) shall be deemed irrevocably and unconditionally to have purchased and received from such Original Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant’s Percentage, in such Original Letter of Credit, each substitute Original Letter of Credit, each drawing made thereunder, the obligations of any Borrower under this Agreement with respect thereto and any security therefore or guaranty pertaining thereto.  Upon any change in the Commitments of the Lenders pursuant to Section 1.14 or 12.04(b), it is hereby agreed that, with respect to all outstanding Original Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.09 to reflect the new Percentages of the assigning and assignee Lender.

          (b)          In determining whether to pay under any Original Letter of Credit, no Original Lender shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Original Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Original Letter of Credit, which obligation, it is understood, is being performed by the Issuing Agent, and upon whom each Original Lenders  shall be entitled to rely.  Any action taken or omitted to be taken by any Original Lender under or in connection with any Original Letter of Credit issued by it shall not create for such Original Lender any resulting liability to any Borrower, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

          (c)          In the event that any Original Lender makes any payment under any Original Letter of Credit issued by it and the respective Borrower shall not have reimbursed such amount in full to each Original Lender pursuant to Section 2.03(a), such Original Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Original Lender, the amount of such Participant’s Percentage of such payment in U.S. Dollars and in same day funds.  If the Administrative Agent so notifies any Participant required to fund a payment under an Original Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Original Lender such Participant’s Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Participant shall make such payment on the immediately following Business Day).  If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Original Lender, such Participant agrees to pay to the Administrative Agent for the account of such Original Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Original Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Revolving Loans that are maintained as Base Rate Loans for each day thereafter.  The failure of any Participant to make available to the Administrative Agent for the account of the respective Original Lender its Percentage of any payment under any Original Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Original Lender its applicable Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Original Lender such other Participant’s Percentage of any such payment.

          (d)          Whenever any Original Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Original Lender any payments from the Participants pursuant to clause (c) above, such Original Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in the respective Approved Currency and in same day funds, an amount equal to such Participant’s Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e)          The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Original Lender with respect to Original Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii)    the existence of any claim, set-off, defense or other right which the Company or any of its Subsidiaries may have at any time against a beneficiary named in an Original Letter of Credit, any transferee of any Original Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Original Lender, or other Person, whether in connection with this Agreement, any Original Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company or any of its Subsidiaries and the beneficiary named in any such Original Letter of Credit);

          (iii)   any draft, certificate or other document presented under the Original Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default.”

Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the dates “December 31, 2001” and “March 31, 2002” appearing in clause (a) therein and inserting the dates “December 31, 2002” and “March 31, 2003” respectively in lieu thereof and (ii) deleting the date “December 31, 2001” appearing in clause (b) therein and inserting the date “December 31, 2002” in lieu thereof.

             7.          Sections 6.07 and 6.19 of the Credit Agreement are each hereby amended by deleting the term “Effective Date” in each instance such term appears therein and inserting the term “Second Amendment Effective Date” in each instance in lieu thereof.

The definition of “Applicable L/C Margin” appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the percentage “0.33%” appearing therein and inserting the percentage “0.38%” in lieu thereof and (ii) deleting the percentage “0.40%” appearing therein and inserting the percentage “0.45%” in lieu thereof.

The definition of “Commitment Expiration Date” appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text “Effective Date” and inserting the text “Second Amendment Effective Date” in lieu thereof.

7. The definition of “TEG Letter” appearing in Section 12.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

             “TEG Letter” shall mean (i) in connection with the execution of this Agreement on June 19, 2002, the letter dated the date thereof addressed to PartnerRe S.A. from the Administrative Agent setting forth the effective overall interest rate in respect of the Loans to be made available to PartnerRe S.A. and the basis therefor and (ii) in connection with the execution of the Second Amendment, the letter dated as of June 18, 2003, addressed to PartnerRe S.A. from the Administrative Agent setting forth the effective overall interest rate in respect of the Loans to be made available to Partner Re S.A. and the basis therefor.”

8. Section 10 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

“Original Lender” shall have the meaning provided in Section 2.09.

“Original Letter of Credit” shall have the meaning provided in Section 2.09.

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of June 18, 2003.

“Second Amendment Effective Date” shall mean the date on which the Second Amendment became effective (i.e., June 18, 2003).

             9.          Section 12.14 of the Credit Agreement is hereby amended by (i) inserting the reference “(a)” immediately prior to the text “Subject to Section 12.04,” appearing therein and (ii) inserting the following new paragraph at the end thereof:

              “Notwithstanding anything herein to the contrary, any lender (and any employee, representative or other agent of such Lender) may disclose to any and all persons, without limitation of any kind, such Lender’s U.S. federal income tax treatment and the US federal income tax structure of the transactions contemplated hereby relating to such Lender and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.  However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.”

             10.          The Credit Agreement is further amended by (i) deleting Annexes I, II, III and IV thereto and inserting in lieu thereof new Annexes I, II, III and IV in the form attached hereto and (ii) inserting a new Annex VI thereto in the form attached hereto.

Miscellaneous Provisions

In order to induce the Lenders to enter into this Second Amendment, the Company hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Second Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment.

All of the parties hereby acknowledge and agree that effective on the Second Amendment Effective Date [Names of Exiting Lenders] (the “Exiting Lenders”) shall cease to be “Lenders” for purposes of the Credit Agreement and shall not be entitled to any Letter of Credit Fees or other Fees in connection therewith that accrue on and after the Second Amendment Effective Date, shall be released as parties under the Credit Agreement and each of the Commitments of the Exiting Lenders shall be terminated in connection therewith; provided, however, that notwithstanding the above, each Exiting Lender shall continue to receive the benefits of (i) all of the indemnities set forth in the Credit Agreement, including without limitation, the indemnities contained in Section 1.11, 1.12, 4.04, 12.01 and 12.16 thereof and (ii) so long as the Exiting Lenders remain obligated under any Letter of Credit, Sections 2.03(a) and 2.09 as amended hereby.

Each Lender hereby agrees to return to the Company each of the Notes previously delivered to such Lender by any Borrower in connection with the initial execution of the Credit Agreement. To the extent any Lender does not return such Notes such Lender hereby indemnifies and holds harmless each Borrower from and against any liability which any Borrower may sustain by reason of the loss, misplacement, destruction, theft or the failure of the Lender to return such Notes.

This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when:

Each of the Company, each other Borrower, each Lender and each Exiting Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office; each Borrower shall have delivered to each Lender Notes executed by the Borrower substantially in the form of Exhibit B-1 and Exhibit B-2 to the Credit Agreement and in the amount, maturity and as otherwise provided in the Credit Agreement as amended hereby;

the Administrative Agent shall have received separate opinions addressed to it and the Lenders and dated the Second Amendment Effective Date from (i) Christine Patton, Esq., General Counsel of the Company, substantially in the form of Exhibit D-1 to the Credit Agreement, (ii) Cathy A. Hauck, Esq., Executive Vice President, General Counsel and Corporate Secretary of Partner Reinsurance Company of the U.S. substantially in the form of Exhibit D-2 to the Credit Agreement, (iii) Davis Polk & Wardwell, substantially in the form of Exhibit D-3 to the Credit Agreement and (iv) Willkie, Farr & Gallagher, substantially in the form of Exhibit D-4 to the Credit Agreement, in each case relating to the Credit Agreement as amended through the Second Amendment.

the Company shall have paid to the Administrative Agent and to the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and/or the Lenders to the extent then due.

From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

*     *     *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

PARTNERRE LTD.,
as a Borrower

By:

Name:
Title:

PARTNER REINSURANCE COMPANY LTD.,
as a Borrower

By:

Name:
Title:

PARTNERRE S.A.,
as a Borrower

By:

Name:
Title:

PARTNER REINSURANCE COMPANY OF THE U.S.,
as a Borrower

By:

Name:
Title:

PARTNERRE INSURANCE COMPANY OF NEW YORK.
as a Borrower

By:

Name:
Title:

JPMORGAN CHASE BANK,
Individually, as Sole Issuing Agent and as Administrative Agent

By:

Name:
Title:

LENDER:

By:

Name:
Title:

[SIGNATURE PAGE TO THE SECOND AMENDMENT
TO THE PARTNERRE CREDIT AGREEMENT]